Nasdaq: HMST 2nd Quarter 2022 July 25, 2022

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, and related to future plans and strategies, anticipated events, outcomes, or trends, as well as a number of assumptions concerning future events, are not historical facts and are identified by words such a “will,” “may,” “could,” “should,” “would,” “believe,” “expect,” anticipate” and similar expressions. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, share repurchase plans, general economic trends, strategic initiatives we have announced, growth scenarios and performance targets and guidance with respect to loans held for investment, average deposits, net interest margin, noninterest income and noninterest expense. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2021, and in our subsequent quarterly reports on Form 10-Q and Forms 8-K. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, the continued impact of COVID-19 on the U.S. and global economies, including business disruptions, reductions in employment, inflationary pressures and an increase in business failures, specifically among our clients; the continued impact of COVID-19 on our employees and our ability to provide services to our customers and respond to their needs as more cases of COVID-19 may arise in our primary markets; the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect the business of our primary subsidiaries, Bank and Capital, through which substantially all of our operations are carried out; our ability to control operating costs and expenses; our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses; the adequacy of our allowance for credit losses; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; legislative or regulatory changes that may adversely affect our business or financial condition, including, without limitation, changes in corporate and/or individual income tax laws and policies, changes in privacy laws, and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; general economic conditions, either nationally or locally in some or all areas in which we conduct business, or conditions in the securities markets or banking industry, may be less favorable than what we currently anticipate; technological changes may be more difficult or expensive than what we anticipate; a failure in or breach of our operational or security systems or information technology infrastructure, or those of our third-party providers and vendors, including due to cyber-attacks; success or consummation of new business initiatives may be more difficult or expensive than what we anticipate; our ability to grow efficiently both organically and through acquisitions and to manage our growth and integration costs; our ability to attract and retain key members of our senior management team; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non- occurrence of events longer than what we anticipate; our ability to obtain regulatory approvals or non-objection to take various capital actions, including the payment of dividends by us or the Bank, or repurchases of our common stock; and our use of the net proceeds from this offering. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward- looking statements for any reason. As used in this presentation, "HMST," "HomeStreet," the "Company," "we," "us," "our," or similar references refer to HomeStreet, Inc., a Washington corporation, and its consolidated subsidiaries, HomeStreet Bank (the "Bank") and HomeStreet Capital Corporation ("Capital"). Non-GAAP Financial Measures This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. p. 1

Highlights and Developments p. 2 Quarterly Results • Net income of $17.7 million, or $0.94 per share • ROAE of 11.8%, ROATE of 12.6%(1) and ROAA of 0.89% • Efficiency ratio of 68.5%(1) • Net interest margin of 3.27% • Cost of deposits of 0.24% on June 30, 2022 • Loans held for investment increased by $896 million or 15% in the quarter as a result of record loan production of $1.3 billion • Noninterest bearing deposits: 27% of total deposits on June 30, 2022 • Book value per share of $31.04 and tangible book value per share of $29.37(1) on June 30, 2022 Other Results • Repurchased a total of 1,471,485 shares at an average price of $50.97 per share during the year. 7% of shares repurchased since beginning of the year • Declared and paid a quarterly cash dividend of $0.35 per share Recent Developments • Sale of five branches in eastern Washington scheduled to close in the third quarter HomeStreet’s results reflect its diversified business model, the benefits of its conservative credit culture and continuing focus on operating efficiency. (1) See appendix for reconciliation of non-GAAP financial measures.

p. 3 Focus on growth, profitability and efficiency while emerging as a leading western regional bank • Seattle-based diversified commercial & consumer bank – company founded in 1921 • Serving customers throughout the western United States • 65 bank branches and primary offices • Total assets $8.6 billion Nasdaq: HMST

Tops in the nation in 2022 – Our recent awards p. 4 #8 “Best Small Regional Bank” in the U.S. by Bank Director “Best Small Bank” in Washington State by Newsweek #8 “Best Board of Directors” in the U.S. of banks of all sizes by Bank Director

Seattle Metro Washington Oregon Idaho Utah California Hawaii Southern California Retail deposit branches (55) Primary stand-alone insurance office (1) Primary stand-alone lending centers (5) Retail deposit branches pending sale (5) HomeStreet p. 5 The number of offices depicted does not include satellite offices that have a limited number of staff which report to a manager located in a separate primary office. Market Focus: • Seattle / Puget Sound • Southern California • Portland, OR • Hawaiian Islands • San Francisco / Bay Area, CA Strategy: • Grow loan and core deposit portfolios • Optimize capitalization • Grow market share in highly attractive metropolitan markets • Improve operating efficiency • Introduce smart product offerings – fast follower of technology

The content Operational Metrics: Net Promoter Score  We are pleased to announce that we achieved a Net Promoter Score (NPS) of 44 in 2021– exceeding the bank industry benchmark for the sixth consecutive year.  The NPS is a measure of customer satisfaction calculated based on responses to a single question: How likely is it that you would recommend HomeStreet Bank to a friend or colleague? To calculate the bank’s latest NPS rating, we surveyed 26,000 checking customers and received more than 1,400 survey responses.  Our net promoter score is a testament to our ongoing commitment to enrich the financial lives of families and businesses in the communities we serve and great recognition for our frontline employees and support staff, who consistently go above and beyond to deliver exceptional customer service – even when tested in the heart of a global pandemic. (1) Source of Bank Industry NPS is xminstitute.com 37 50 56 60 53 44 2016 2017 2018 2019 2020 2021 NPS Bank Industry NPS 48 44 30 13 3 3 3 -1 -12 -24 Industry NPS Benchmarks WaFd Bank HomeStreet Bank Average Banner Bank Columbia Bank KeyBank US Bank Chase Wells Fargo Bank of America

Rising Interest Rate Environment p. 7 Funding changes - as of June 30 , 2022 • Noninterest bearing demand deposits now make up 27% of our deposit base • Excess liquidity in system reduces pressure to increase deposit rates (lower deposit betas) Loan portfolio composition – as of June 30, 2022 • 21% variable loan rates • 67% hybrid loans (variable after fixed period): 26% reprice in less than three years, 24% reprice within three to five years • 12% fixed rate loans Benefits of our loan production • Portfolio loan production of $2.1 billion in the first six months of 2022 • New loan production reflects current market pricing • Strong loan production mitigates impact of rising funding costs • Yield on loans increased by 8 basis points during he second quarter of 2022 During the last three years, our balance sheet has been restructured for improved performance in a rising rate environment

Shareholder Returns p. 8 Since IPO 5-Year 3-Year 1-Year HomeStreet 242% 33% 24% -13% KBW Regional Banking Index (KRX) 161% 15% 17% -8% Above / (Below) KRX 81 PPT 18 PPT 7 PPT -5 PPT Total Shareholder Returns (1) (TSR) at a Glance (1) Source: Bloomberg

Shareholder Value and Active Capital Management p. 9 Share Repurchases

$- $0.15 $0.30 $0.45 $0.60 $0.85 $1.35 $1.60 $1.95 $2.30 $- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Cumulative Dividends Quarterly Dividend Dividends Paid p. 10

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) PRACTICES p. 11 Overall • Nominating and Governance Committee monitors and evaluates the Company’s programs, policies and practices relating to ESG practices and may make recommendations to the Board on the Company’s ESG strategy. • Established an ESG Management Steering Committee comprised of Senior Management and included ESG as part of our strategic plan. • Evaluating disclosure frameworks across all ESG topics. • Conducted initial ESG priorities assessment and implementing initial steps. Environment and Sustainability • Evaluating disclosure frameworks against which to measure and risk manage our climate and sustainability priorities. • Evaluating disclosure controls and procedures for ESG disclosures. • Conducting proposed SEC climate rule readiness assessment. Social Responsibility and Human Capital • Focusing on the safety, health and wellness of our employees through the COVID-19 pandemic by continually monitoring and adapting operations to guidance from the Centers for Disease Control and state/local health authorities, and by providing robust employment protections to employees who are directly or indirectly affected by COVID-19 in a way that may cause them to be unable to work. • Formalized our Diversity, Equity and Inclusion Program, appointed a DE&I Officer, established an employee advisory group and designed Employee Resource Groups along with an Employee Mentorship program. • Launched year-round opportunity for employees to sign up for charitable payroll deductions • Set aside $50,000 for charitable DEI initiatives. • Provided 895 hours of paid Community Service time-off for employees to volunteer in their community. • Donated $500,000 in the first half of 2022 to local non-profit organizations, and our employees recorded 4,000 hours of volunteer time, including teaching financial education to 285 participants. • Provided 20 Volunteer Grants on behalf of employees who serve as long-term volunteers with a non-profit. • Supported the leadership development of 5 employees who accepted volunteer leadership positions with non- profits Governance • Oversight by an engaged Board of Directors who actively monitor the policies and business strategies of the Company and are committed to the interest of the Company, the shareholders, employees and communities where we operate. • Appointed a new diverse director in 2022 with experience developing initiatives to address local, regional and national scenarios with regard to our ESG practices. • Maintain effective governance practices including Corporate Governance Guidelines, Committee Charters, Stock Ownership Guidelines, a Code of Ethics and a Whistleblower Policy and other policies. We are committed to environmental and sustainability efforts, our human capital, our customers and strengthening the communities and markets in which we operate.

$58.0 $57.5 $57.1 $54.5 $60.1 3.45% 3.42% 3.34% 3.27% 3.27% 2Q21 3Q21 4Q21 1Q22 2Q22 Net Interest Income Net Interest Margin NIM excluding PPP loans Net Interest Income & Margin p. 12 $ Millions • Stable net interest margin (1) • 2022 includes impact of new Subordinate debt interest expense (1) excluding PPP loans

$6.78 $6.72 $6.84 $6.79 $7.45 3.70% 3.65% 3.57% 3.54% 3.68% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $1 $2 $3 $4 $5 $6 $7 $8 2Q21 3Q21 4Q21 1Q22 2Q22 Investment Securities Loans Average Yield Interest-Earning Assets p. 13 Average Balances $ Billions Average Rate Percent

$4.88 $4.68 $4.74 $4.78 $5.55 0.35% 0.33% 0.33% 0.38% 0.55% 0.16% 0.15% 0.15% 0.16% 0.24% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0 $1 $2 $3 $4 $5 $6 2Q21 3Q21 4Q21 1Q22 2Q22 Total Borrowings Interest Bearing Deposits Average Rate Period End Cost of Deposits Interest-Bearing Liabilities Average Balances p. 14 $ Billions Average Rate Percent

26% 27% 26% 26% 27% 57% 57% 59% 59% 57% 17% 16% 15% 15% 16% $- $1 $2 $3 $4 $5 $6 $7 2Q21 3Q21 4Q21 1Q22 2Q22 Time Deposits Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits Deposits p. 15 $6.09 $6.36 $6.15 $6.27 $6.18 Period End Balances $ Billions

$28.2 $24.3 $28.6 $15.6 $13.0 $0 $10 $20 $30 $40 2Q21 3Q21 4Q21 1Q22 2Q22 Other Deposit Fees Loan Servicing Income Net Gain on Commercial & CRE Loan Sales Net Gain on Single Family Loan Sales Noninterest Income p. 16 $ Millions Other consists of insurance agency commissions, swap income, gain (loss) on sale of securities, and other miscellaneous income

303 566 517 561 564 512 393 377 268 226 139 442 340 537 573 629 624 563 414 361 239 173 2.67% 3.15% 5.47% 4.92% 4.80% 5.12% 4.03% 3.78% 3.94% 2.73% 2.84% 0% 2% 4% 6% 8% 10% 12% 0 100 200 300 400 500 600 700 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Single Family Loan Sales Rate Locks Loans Closed GOS Margin Rate Locks/Loan Closings, $ in millions Margin% Single Family Mortgage Banking p. 17 17% 17% 12% 10% 6%5% 15% 25% 35% 2Q21 3Q21 4Q21 1Q22 2Q22 Single Family Mortgage Banking as a % of Total Revenues

100 150 200 250 300 350 400 450 500 550 600 650 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Closings/Locks Rate locks Loan Closings Single Family Mortgage Banking (SFMB) Analysis p. 18 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Impact of SFMB Operations on Overall Efficiency Ratio SFMB Negative Impact

0% 1% 2% 3% 4% 5% 6% 7% $0 $100 $200 $300 $400 $500 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 DUS Sales CRE Sales DUS Margin CRE Margin Commercial Real Estate Loan Sales $ Millions p. 19

$52.8 $51.9 $54.0 $54.5 $50.6 997 983 970 962 956 900 1,0 1,1 1,2 1,3 $0 $10 $20 $30 $40 $50 $60 $70 2Q21 3Q21 4Q21 1Q22 2Q22 General, Administrative and Other Information services Occupancy Compensation & Benefits FTE Noninterest Expense p. 20 $ Millions

C&I (1) 13% CRE Perm Nonowner 11% Multifamily 51% Construction All Types 8% Home Equity & Other 5% Single Family 12% Loan Portfolio p. 21 A highly diversified loan portfolio by product and geography. Multifamily 75% Industrial 6% Office 8% Retail 7% Other 4% Permanent CRE by Property Type: $4.7 Billion (1) Custom Home Construction 28% Multifamily Construction 7% CRE 3% Residential Construction 47% Land & Lots 15% Construction by Property Type: $570 Million Loan Composition: $6.8 Billion (1) - Includes owner occupied CRE

Permanent Commercial Real Estate Lending Overview

[HomeStreet]

CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other

Geographical Distribution (Balances)



5%
3%
49%
14%
8%
21%
9%
15%
42%
28%
4%
2%
15%
15%
14%
46%
4%
6%
5%
18%
38%
23%
9%
7%
15%
4%
5%
1%
1%
74%

Multifamily | Industrial / Warehouse | Office | Retail | Other

Loan Characteristics

Multifamily
- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 61%

Industrial / Warehouse
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 59%

Office
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 66%

Retail
- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 62%

Other
- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: hotels, schools, churches, marinas

06/30/22 Balances Outstanding Totaling $4.7 Billion

Multifamily
- Balance: $3.5B
- % of Balances: 75%
- Portfolio Avg. LTV ~ 58%[1]
- Portfolio Avg. DSCR ~ 1.41x
- Avg. Loan Size: $5.0M
- Largest Dollar Loan: $48.0M

Industrial / Warehouse
- Balance: $255M
- % of Balances: 6%
- % Owner Occupied: 53%
- Portfolio LTV ~ 49%[1]
- Portfolio Avg. DSCR ~ 1.68x
- Avg. Loan Size: $2.2M
- Largest Dollar Loan: $21.3M

Office
- Balance: $391M
- % of Balances: 8%
- % Owner Occupied: 31%
- Portfolio LTV ~ 56%[1]
- Portfolio Avg. DSCR ~ 1.72x
- Avg. Loan Size: $2.2M
- Largest Dollar Loan: $23.4M

Retail
- Balance: $341M
- % of Balances: 7%
- % Owner Occupied: 21%
- Portfolio LTV ~ 54%[1]
- Portfolio Avg. DSCR ~ 1.69x
- Avg. Loan Size: $2.8M
- Largest Dollar Loan: $15.9M

Other
- Balance: $195M
- % of Balances: 4%
- % of Owner Occupied: 73%
- Portfolio LTV ~ 37%[1]
- Portfolio Avg. DSCR ~ 1.81x
- Avg. Loan Size: $2.7M
- Largest Dollar Loan: $24.6M

- **HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its effort to achieve diversification among property types and geographic areas to mitigate concentration risk.**
- **"Other" category includes loans secured by Schools ($63.7 million), Hotels ($29.5 million), and Churches ($22.9 million)**

(1) Property values as of origination date.

p. 22

Construction Lending Overview

Seattle Metro
Puget Sound Other
WA Other
Portland Metro
OR Other
Hawaii
California
Utah
Idaho
Other: AZ, CO

Geographical Distribution (Balances)



1%
6%
1%
3%
29%
4%
5%
51%

Custom Home Construction



23%
48%
29%

Multifamily



12%
88%

CRE



18%
20%
9%
12%
4%
2%
5%
30%

Residential Construction



18%
33%
13%
3%
3%
9%
21%

Land and Lots

Loan Characteristics

- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.20 DSC
- Portfolio LTV ~ 32%
- Liquidity and DSC covenants

- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Portfolio LTV ~53%
- Liquidity and DSC covenants

- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Portfolio LTV ~ 71%

- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Portfolio LTV ~ 65%

06/30/22 Balances Outstanding Totaling $570 Million

- Balance: $159M
- Unfunded Commitments: $144M
- % of Balances: 28%
- % of Unfunded Commitments: 25%
- Avg. Loan Size: $528K
- Largest Dollar Loan: $2.0M

- Balance: $44M
- Unfunded Commitments: $156M
- % of Balances: 7%
- % of Unfunded Commitments: 27%
- Avg. Loan Size: $3.6M
- Largest Dollar Loan: $13.1M

- Balance: $16M
- Unfunded Commitments: $1M
- % of Balances: 3%
- % of Unfunded Commitments: 0.15%
- Avg. Loan Size: $8.0M
- Largest Dollar Loan: $14.1M

- Balance: $267M
- Unfunded Commitments: $231M
- % of Balances: 47%
- % of Unfunded Commitments: 40%
- Avg. Loan Size: $480K
- Largest Dollar Loan: $11.3M

- Balance: $84M
- Unfunded Commitments: $44M
- % of Balances: 15%
- % of Unfunded Commitments: 8%
- Avg. Loan Size: $906K
- Largest Dollar Loan: $4.7M

Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types. Additionally, our expansion into additional markets has provided an opportunity to increase geographic diversification.

p. 23

Commercial Business Lending Overview Commercial Business Balances by Industry Type as of June 30, 2022 p. 24 24% 20% 14% 13% 5% 5% 3% 3% 3% 10% Health Care and Social Assistance Manufacturing Finance and Insurance Wholesale Trade Professional, Scientific and Technical Services Construction Retail Trade Public Administration Administrative and Support and Waste Management and Remediation Services All Other $393.8M

Outlook

Key Drivers Guidance Metric 2 to 3 Quarter Outlook Comments Loans Held for Investment Increasing • Increases across all business lines • Significant growth in multifamily will allow for portfolio sales Average Deposits Increasing • Growth in consumer and business customers • Promotional products implemented to support loan growth Net Interest Margin Decreasing • Current loan production at higher rates • Excess loan growth funded by borrowings and promotional deposit products at current rates • Expectation of further Fed rate increases • Expectation of low deposit betas for core deposits • Net interest income increasing due to higher loan balances which offset decreasing net margin Noninterest Income Stable • High interest rate environment impacting single family mortgage production / sale of loans • Potential for increased noninterest income from sales of FNMA DUS and multifamily portfolio loans Noninterest Expense Stable • Available operating leverage allows company to maintain current levels p. 26 The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent SEC filings including our Annual Report on Form 10-K, and our quarterly reports on Form 10-Q, for a list of factors that may cause us to deviate from our plans or to fall short of our expectations.

Appendix

Results of Operations Quarter Ended $ Thousands, Except Per Share Data June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Net Interest Income $60,056 $54,546 $57,084 $57,484 $57,972 Provision for Credit Losses - (9,000) (6,000) (5,000) (4,000) Noninterest Income 13,013 15,558 28,620 24,298 28,224 Noninterest Expense 50,637 54,473 53,971 51,949 52,815 Income Before Income Tax 22,432 24,631 37,733 34,833 37,381 Total 17,721 19,951 29,432 27,170 29,157 Income per Share – Diluted $0.94 $1.01 $1.43 $1.31 $1.37 ROAA 0.89% 1.10% 1.59% 1.48% 1.59% ROAE 11.8% 11.6% 16.1% 14.8% 16.3% ROATE(1) 12.6% 12.2% 17.0% 15.6% 17.2% Net Interest Margin 3.27% 3.27% 3.34% 3.42% 3.45% Efficiency Ratio (1) 68.5% 77.0% 62.2% 62.8% 62.8% Full-Time-Equivalent Employees 956 962 970 983 997 Tier 1 Leverage Ratio (Bank) 9.78% 10.30% 10.11% 10.17% 9.95% Total Risk-Based Capital (Bank) 12.30% 13.23% 13.77% 13.71% 14.36% Tier 1 Leverage Ratio (Company) 8.38% 8.99% 9.94% 10.00% 9.78% Total Risk-Based Capital (Company) 11.50% 12.65% 12.66% 13.01% 13.59% p. 28 (1) See appendix for reconciliation of these non-GAAP financial measures.

HomeStreet

Selected Balance Sheet and Other Data

	As of:				
$ Thousands, except per share data	**June 30, 2022**	**Mar. 31, 2022**	**Dec. 31, 2021**	**Sep. 30, 2021**	**June 30, 2021**
Loans Held For Sale	$47,314	$59,150	$176,131	$395,112	$225,241
Loans Held for Investment, net	6,722,382	5,826,546	5,495,726	5,299,741	5,332,626
Allowance for Credit Losses	37,355	37,944	47,123	54,516	59,897
Investment Securities	1,237,957	1,083,640	1,006,691	983,038	1,007,658
Total Assets	**8,852,886**	**7,510,894**	**7,204,091**	**7,372,451**	**7,167,951**
Deposits	6,183,299	6,270,535	6,146,509	6,359,660	6,086,527
Borrowings	1,458,000	273,000	41,000	-	50,000
Long-Term Debt	224,227	224,137	126,026	125,979	125,932
Total Shareholders' Equity	**580,767**	**601,231**	**715,339**	**710,376**	**708,731**
Other Data:					
Book Value per Share	$31.04	$32.15	$35.61	$34.74	$34.09
Tangible Book Value per Share[1]	$29.37	$30.47	$34.04	$33.18	$32.53
Shares Outstanding	18,712,789	18,700,536	20,085,336	20,446,648	20,791,659
Loans to Deposit Ratio	110.1%	94.5%	93.0%	90.4%	92.3%
Asset Quality:					
ACL to Total Loans[2]	0.56%	0.66%	0.88%	1.06%	1.18%
ACL to Nonaccrual Loans	411.3%	320.3%	386.2%	307.8%	287.5%
Nonaccrual Loans to Total Loans	0.13%	0.20%	0.22%	0.33%	0.39%
Nonperforming Assets to Total Assets	0.13%	0.17%	0.18%	0.26%	0.31%
Nonperforming Assets	$10,835	$12,581	$12,936	$19,196	$22,319

(1) See appendix for reconciliation of this non-GAAP financial measure.
(2) This ratio excludes balances insured by the FHA or guaranteed by the VA or SBA.

p. 29

Loans Held for Investment Balance Trend p. 30 Balances $ Millions June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Non-owner Occupied CRE $711 11% $699 12% $705 13% $754 14% $762 14% Multifamily 3,476 51% 2,730 47% 2,415 44% 2,090 39% 1,967 37% Construction / Land Development 570 8% 528 9% 496 9% 514 10% 484 9% Total CRE Loans $4,757 70% $3,957 68% $3,617 66% $3,358 63% $3,213 60% Owner Occupied CRE $470 7% $464 8% $458 8% $450 8% $458 8% Commercial Business 394 6% 388 6% 402 7% 436 8% 575 11% Total C&I Loans $864 13% $852 14% $860 15% $886 16% $1,033 19% Single Family $822 12% $759 13% $763 14% $794 15% $812 15% Home Equity and Other 317 5% 296 5% 303 5% 316 6% 335 6% Total Consumer Loans $1,139 17% $1,055 18% $1,066 19% $1,110 21% $1,147 21% Total Loans Held for Investment $6,760 100% $5,864 100% $5,542 100% $5,354 100% $5,393 100%

Loan Originations and Advances Trend p. 31 Originations and Advances $ Millions June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Non-owner Occupied CRE $39 3% $23 3% $34 4% $30 4% $14 2% Multifamily 822 63% 371 50% 395 50% 408 51% 514 56% Construction / Land Development 190 14% 175 23% 180 23% 192 24% 184 20% Total CRE Loans $1,051 80% $569 76% $609 77% $630 79% $711 78% Owner Occupied CRE $22 2% $21 3% $27 3% $12 1% $9 1% Commercial Business 61 5% 54 7% 50 6 38 5% 83 9% Total C&I loans $83 7% $75 10% $77 9% $50 6% $92 10% Single Family $119 9% $70 9% $73 9% $94 11% $78 9% Home Equity and Other 57 4% 33 5% 36 5% 30 4% 30 3% Total Consumer loans $176 13% $103 14% $109 14% $124 15% $108 12% Total $1,310 100% $747 100% $795 100% $804 100% $912 100%

Allowance for Credit Losses by Product Type p. 32 $ Thousands June 30, 2022 March 31, 2022 Reserve Amount Reserve Rate Reserve Amount Reserve Rate Non-owner Occupied CRE $2,180 0.31% $2,294 0.33% Multifamily 10,074 0.29% 8,427 0.31% Construction/Land Development Multifamily Construction 566 1.30% 456 1.24% CRE Construction 185 0.90% 184 1.02% Single Family Construction 10,687 3.08% 7,735 2.42% Single Family Construction to Permanent 1,159 0.73% 990 0.64% Total CRE Loans 24,851 0.52% 20,086 0.51% Owner Occupied CRE 1,092 0.23% 3,536 0.76% Commercial Business 3,578 0.91% 6,910 1.83% Total C&I 4,670 0.54% 10,446 1.24% Single Family 4,027 0.56% 3,762 0.58% Home Equity and Other 3,807 1.20% 3,650 1.24% Total Consumer Loans 7,834 0.76% 7,412 0.78% Total Allowance for Credit Losses $37,355 0.56% $37,944 0.66% The reserve rate is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA.

Non-GAAP Financial Measures $ Thousands, Except Per Share Data Quarter Ended June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Tangible Book Value per Share Shareholders’ Equity $580,767 $601,231 $715,339 $710,376 $708,731 Less: Goodwill and Other Intangibles (31,219) (31,464) (31,709) (32,002) (32,295) Tangible Shareholders’ Equity $549,548 $569,767 $683,630 $678,374 $676,436 Common Shares Outstanding 18,712,789 18,700,536 20,085,336 20,446,648 20,791,659 Computed Amount $29.37 $30.47 $34.04 $33.18 $32.53 Tangible Common Equity to Tangible Assets Tangible Shareholders’ Equity $549,548 $569,767 $683,630 $678,374 $676,436 Tangible Assets Total Assets $8,582,886 $7,510,894 $7,204,091 $7,372,451 $7,167,951 Less: Goodwill and other intangibles (31,219) (31,464) (31,709) (32,002) (32,295) Net $8,551,667 $7,479,430 $7,172,382 $7,340,449 $7,135,656 Ratio 6.4% 7.6% 9.5% 9.2% 9.5% p. 33

Non-GAAP Financial Measures (continued) $ Thousands, Except Per Share Data Quarter Ended June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Return on Average Tangible Equity Average Shareholders’ Equity $603,664 $698,598 $726,014 $726,823 $718,838 Less: Average Goodwill and Other Intangibles (31,380) (31,624) (31,901) (32,195) (32,487) Average Tangible Equity $572,284 $669,974 $694,113 $694,628 $686,351 Net Income $17,721 $19,951 $29,432 $27,170 $29,157 Amortization of Core Deposit Intangibles (net of tax) 191 191 229 229 229 Tangible Income Applicable to Shareholders $17,912 $20,142 $29,661 $27,399 $29,386 Ratio 12.6% 12.2% 17.0% 15.6% 17.2% Return on Average Assets Average Assets $7,945,298 $7,363,589 $7,356,957 $7,264,933 $7,342,275 Net Income $17,721 $19,951 $29,432 $27,170 $29,157 Ratio 0.89% 1.10% 1.59% 1.48% 1.59% Effective Tax Rate Used in Computations Above 22.0% 22.0% 22.0% 22.0% 22.0% p. 34

Non-GAAP Financial Measures (continued) $ Thousands Quarter Ended June 30, 2022 Mar. 31, 2022 Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Efficiency Ratio Noninterest Expense $50,637 $54,473 $53,971 $51,949 $52,815 Adjustments Legal fees recovery - - - - 1,900 State of Washington Taxes (579) (506) (664) (578) (602) Adjusted Total $50,058 $53,967 $53,307 $51,371 $54,113 Total Revenues Net Interest Income $60,056 $54,546 $57,084 $57,484 $57,972 Noninterest Income $13,013 $15,558 $28,620 $24,298 $28,224 Total Revenues $73,069 $70,104 $85,704 $81,782 $86,196 Ratio 68.5% 77.0% 62.2% 62.8% 62.8% Efficiency Ratio- excluding SFL Noninterest Expense (per above) $50,058 $53,967 $53,307 $51,371 $54,113 Less: SFL direct expense* (7,339) (8,885) (10,006) (11,347) (13,823) Net 42,719 45,082 43,301 40,024 40,290 Revenue (per above) $73,069 $70,104 $85,704 $81,782 $86,196 Less: SFL Revenue (4,393) (6,735) (10,047) (14,002) (14,630) Net 68,676 63,369 75,657 67,780 71,566 Ratio 62.2% 71.1% 57.2% 59.0% 56.3% Efficiency Ratio – SFL* 167.1% 131.9% 99.6% 81.0% 94.5% *excludes allocations of indirect expenses p. 35

Non-GAAP Financial Measures (continued) p. 36 To supplement our unaudited condensed consolidated financial statements presented in accordance with GAAP, we use certain non- GAAP measures of financial performance. In this presentation, we use the following non-GAAP measures: (i) tangible common equity and tangible assets as we believe this information is consistent with the treatment by bank regulatory agencies, which excluded intangible assets from the calculation of capital ratios; and (ii) an efficiency ratio which is the ratio of noninterest expenses to the sum of net interest income and noninterest income, excluding certain items of income or expense and excluding taxes incurred and payable to the state of Washington as such taxes are not classified as income taxes and we believe including them in noninterest expenses impacts the comparability of our results to those companies whose operations are in states where assessed taxes on business are classified as income taxes. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures provided by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non- GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non- GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirements. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other parties in the evaluation of companies in our industry. Rather, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP. We have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure.